UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2020

The New York Times Company

(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Eighth Avenue, New York, New York 10018

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	NYT	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of The New York Times Company (the “Company”) was held on April 22, 2020. At the annual meeting, the Company’s stockholders voted on four proposals and cast their votes as follows:

Proposal Number 1 — Election of directors

The stockholders (with Class A and Class B common stockholders voting separately) elected all of management’s nominees for election as directors. The results of the vote taken were as follows:

Directors	For	Withheld	Broker Non-Vote
(Vote results of Class A common stockholders)
Robert E. Denham	136,458,614	2,850,274	14,224,105
Rachel Glaser	138,508,577	800,311	14,224,105
John W. Rogers, Jr.	138,073,141	1,235,747	14,224,105
Rebecca Van Dyck	137,600,348	1,708,540	14,224,105

(Vote results of Class B common stockholders)
Amanpal S. Bhutani	756,941	0	8,189
Hays N. Golden	756,941	0	8,189
Brian P. McAndrews	756,941	0	8,189
David Perpich	756,941	0	8,189
A.G. Sulzberger	756,941	0	8,189
Arthur Sulzberger, Jr.	752,601	4,340	8,189
Mark Thompson	756,941	0	8,189
Doreen Toben	756,941	0	8,189

Proposal Number 2 — Adoption of The New York Times Company 2020 Incentive Compensation Plan

The stockholders (with Class A and Class B common stockholders voting together) adopted The New York Times Company 2020 Incentive Compensation Plan described in Proposal 2 in the Company’s 2020 Proxy Statement. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
137,017,654	2,899,219	148,956	14,232,294

Proposal Number 3 — Advisory vote to approve executive compensation

The Class B common stockholders approved the advisory resolution on the compensation of the Company’s named executive officers. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
752,601	4,340	0	8,189

Proposal Number 4 — Ratification of the selection of Ernst & Young LLP as auditors

The stockholders (with Class A and Class B common stockholders voting together) ratified the selection, by the Audit Committee of the Board of Directors, of Ernst & Young LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 27, 2020. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
152,060,216	700,651	1,537,256	Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: April 23, 2020	By:	/s/ Diane Brayton Diane Brayton
Executive Vice President, General Counsel and Secretary